UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2010

OCEAN POWER TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-33417	22-2535818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1590 Reed Road Pennington, NJ	08534
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 730-0400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
On October 7, 2010, Ocean Power Technologies, Inc. (the “Company”) held its 2010 Annual Meeting of Stockholders. At the Annual Meeting, the Company’s stockholders voted on the following proposals:
1. To elect the six directors named in the Company’s proxy statement to serve for a one-year term expiring at the Company’s 2011 Annual Meeting of Stockholders and, in each case, until a successor is elected and qualified. Each nominee for director was elected by a vote of the stockholders as follows:

Name	For	Withheld	Broker Non-Votes
Seymour S. Preston III	3,614,855	292,704	3,422,868
J. Victor Chatigny	3,683,450	224,109	3,422,868
Paul F. Lozier	3,679,744	227,815	3,422,868
Thomas J. Meaney	3,190,948	716,611	3,422,868
Dr. George W. Taylor	3,213,012	694,547	3,422,868
Charles F. Dunleavy	3,279,777	627,782	3,422,868
2. To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2011. The proposal was approved by a vote of the stockholders as follows:

For	Against	Abstain
7,243,340	61,087	26,000

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEAN POWER TECHNOLOGIES, INC.
Date: October 12, 2010	By:	/s/ BRIAN M. POSNER
Brian M. Posner
Chief Financial Officer